                           PRIVATAZATION PLUS, INC.
                             FINANCIAL STATEMENTS
                              DECEMBER 31, 1995

                              TABLE OF CONTENTS
                              -----------------

Independent auditor's report                                      1
Financial statements
  Balance sheet                                                   2-3
  Statement of income and retained earnings                       4-5
  Statement of cash flows                                         6
Notes to financial statments                                      7-10

                             [COMPANY LETTERHEAD]

                   MULLEN, SONDBERG, WIMBUSH & STONE, P.A.
                         CERTIFIED PUBLIC ACCOUNTANTS
           900 Bestgate Road, Suite 200, Annapolis, Maryland 21401



To the Board of Directors
Privatization Plus, Inc.
Davidsonville, Maryland


     We have audited the accompanying balance sheet of Privatization Plus, Inc. (an S Corporation) as of December 31, 1995, and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsabilty is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finacial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accountiing principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Privatization Plus, Incorporated as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.




                                  /s/Mullen, Sondberg, Wimbish And Stone,
                                     MULLEN, SONDBERG, WIMBISH and STONE, P.A.

Annapolis, Maryland
September 11, 1996



                                      1

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                           Privatization Plus, Inc.
                                BALANCE SHEET
                              December 31, 1995

                                  ASSETS

CURRENT ASSETS
  Cash                                                       $   1,856
  Inventories at cost                                           17,456
  Refundable deposits                                            5,368
  Prepaid insurance                                              6,142
                                                              --------
    Total current assets                                        30,822
                                                              --------

PROPERTY AND EQUIPMENT
  Furniture and fixtures                                        9,242
  Machinery and equipment                                     171,899
  Leasehold improvements                                      646,180
                                                              -------

                                                              827,321
  Less accumulated depreciation                              (155,779)
                                                              -------
    Total property and equipment                              671,542
                                                              -------

OTHER ASSETS
  Organization expenses                                         4,567
  Less accumulated amortization                                (2,967)
                                                              -------
    Total other assets                                          1,600
                                                              -------
    Total assets                                             $703,964
                                                             ========


                                 2



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                                 LIABILITIES

CURRENT LIABILITIES
  Accounts payable                                    $  30,148
  Accrued interest on notes payable                       8,848
  Notes payable-current(Note 2)                          55,079
  Payroll and sales taxes payable                        22,674
                                                      ---------

          Total current liabilities                     116,749
                                                      ---------
LONG-TERM LIABLITIES
  Notes payable-(Note 2)                                239,027
  Stockholder loans (Notes 3)                           573,587
                                                      ---------
          Total long-term liabilites                    812,614
                                                      ---------
          Total liabilites                              929,363
                                                      ---------

                             STOCKHOLDERS' EQUITY

Common stock-10,000 shares authorized,
 issued, and outstanding                                 10,000
Retained earnings (deficit)                            (235,399)
                                                      ---------
          Total stockholders' equity (deficit)         (225,399)
                                                      ---------
          Total liabilites and stockholders' equity   $ 703,964
                                                      =========



The accompanying notes are an integral part of these financial statements.

                           Privatization Plus, Inc.
                  STATEMENT OF INCOME AND RETAINED EARNINGS
                     For the Year Ended December 31, 1995



NET SALES
  Mini golf                                             $  71,865
  Driving range                                           183,768
  Batting cages                                            41,587
  Other sales                                              51,186
                                                        ---------
           Total net sales                                348,406
                                                        ---------
COST of SALES
  Merchandise                                               29,142
  Supplies                                                  17,312
  Grounds maintenance                                       20,612
  Salaries and payroll taxes                               111,739
                                                        ----------
            Total cost of sales                            178,805
                                                        ----------
            Gross profit                                   169,601
                                                        ----------
OPERATING EXPENSES
  Advertising and promotions                                 8,962
  Casual labor                                              10,937
  Depreciation and amortization                             61,915
  Directors' fees                                            1,755
  Equipment rental                                           5,116
  Insurance                                                 20,176
  Interest                                                  64,440
  Legal and Accounting                                       9,504
  Office and miscellaneous expenses                         17,100
  Rent                                                      50,000
  Repairs and Maintenance                                   11,048
  Taxes and licenses                                         3,586
  Telephone and utlities                                    17,817
                                                        ----------
            Total operating expenses                       282,316
                                                        ----------
            Loss from operations                        $ (112,715)
                                                        ----------
                                      4

                             PRIVATIZATION PLUS, INC.
                STATEMENT OF INCOME AND RETAINED EARNINGS (CONT.)
                      FOR THE YEAR ENDED DECEMBER 31, 1995



OTHER INCOME
 Miscellaneous                                   $     731
Interest                                               113
                                                 ---------
    Total other income                                 844
                                                 ---------
    Net loss                                      (111,871)

    Retained deficit, January 1                   (123,528)
                                                 ---------
    Retained deficit, December 31                $(235,399)
                                                 =========





 The accompanying notes are an integral part of these financial statements.

                             PRIVATIZATION PLUS, INC.
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1995


CASH FLOWS FROM OPERATING ACTIVITIES
 Net loss                                              $(111,871)
 Adjustments needed to reconcile net income to
  net cash provided by operating activities
   Depreciation and amortization                          61,915
   (Increase) in inventories                              (1,279)
   (Increase) in prepaid insurance                        (6,142)
   (Decrease) in accounts payable                           (132)
   Increase in accrued interest on notes payable           8,848
   Increase in payroll and sales taxes payable            16,639
                                                       ---------
     Net cash used by operating activities               (32,022)
                                                       ---------
CASH FLOWS FROM INVESTING ACTIVITIES
 Purchase of property and equipment                       (5,441)
                                                       ---------
CASH FLOWS FROM FINANCING ACTIVITIES
 Proceeds from new loans                                 158,500
 Repayments on loans                                    (163,545)
 Interest accrued on stockholders loans                   37,021
                                                       ---------
     Net cash used by financing activities                31,976
                                                       ---------
     Net increase in cash                                 (5,487)

     Cash at January 1                                     7,342
                                                       ---------
     Cash at December 31                               $   1,855
                                                       =========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
 Cash paid during the year for interest                $  18,531
                                                       =========


  The accompanying notes are in an integral part of these financial statements.

                             PRIVATIZATION PLUS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1995


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         NATURE AND ORGANIZATION

         Privatization Plus, Inc. (the Corporation) was incorporated on April 10, 1992 pursuant to the laws of the State of Maryland. The Corporation's principal business activity is operating a recreation complex located in Glen Burnie, Maryland.

         FINANCIAL STATEMENT PRESENTATION

         The financial statements are presented on the accrual basis of accounting which is in conformity with generally accepted accounting principles. Revenue is recognized when earned and expenses are recognized when incurred.

         INVENTORIES

         Inventories are stated at cost based on the first in-first out method.

         PLANT AND EQUIPMENT

         Plant and equipment is recorded at cost. Depreciation is computed using the straight line method over the estimated useful lives of the assets. Maintenance and repairs are charged to expense as incurred; major renewals and betterments are capitalized. Property and equipment are being depreciated over the following estimated lives:

                    Furniture and fixtures             5-7 years
                    Machinery and equipment            5-7 years
                    Leasehold improvements            31.5 years

         INCOME TAXES

         Effective April 10, 1992, the Corporation elected by consent of its shareholders to be taxes as an S-corporation. The corporation does not pay federal corporate income taxes on its taxable income. The Corporation's taxable income is passed to the shareholders who are liable for individual income taxes on their respective shares.

                             PRIVATIZATION PLUS, INC.
                       NOTES TO FINANCIAL STATEMENTS (CONT.)
                                DECEMBER 31, 1995


NOTE 2 - NOTES PAYABLE

         Notes payable at December 31, 1995, consisted of the following:




                                                   CURRENT        LONG-TERM                 ACCRUED
                                                   PORTION         PORTION     TOTAL        INTEREST
                                                  ---------       ---------    -----        --------
         Note payable to Allied Trailer, face
         amount $24,000, payable in 30 monthly
         installments of $625, secured by
         a trailer.                                 $ 7,500       $  5,231      $ 12,731       $   --

         Note payable to Henry A. Bachman,
         face amount $130,000, payable in
         120 monthly installments of $1,717
         which includes interest at 10%.              7,974        122,026       130,000           --

         Note payable to Henry A. Bachman,
         face amount $125,000, payable in
         181 monthly installments of $1,231
         which include interest at 8.5%. At
         12/31/95, 9 payments were in arrears         5,036        111,770       116,806        7,447

         Note payable to Henry A. Bachman,
         face amount $48,500, payable in
         24 monthly installments of $2,189
         which include interest at 6.5%. At
         12/31/95, 8 payments were in arrears        23,320             --        23,320        1,011

         Note payable to Raymond Sears,
         face amount of $18,071, payable in
         24 monthly installments of $816
         which include interest at 6.5%. At
         12/31/95, 7 payments were in arrears         7,920             --         7,920          300

         Note payable to Raymond Sears,
         face amount of $9,445, payable in
         24 monthly payments of $426 which
         include interest at 6.5%. At
         12/31/95, 5 payments were in arrears         3,329             --         3,329           90
                                                  ---------       --------      --------       ------
                                                  $  55,079       $239,027      $294,106       $8,848
                                                  =========       ========      ========       ======

         Interest expense associated with the above notes payable amounted to $14,592 for the year ended December 31, 1995.

                           PRIVATIZATION PLUS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                              DECEMBER 31, 1995


NOTE 3 - STOCKHOLDER LOANS

        The following summarizes stockholder loans at December 31, 1995. These loans are subordinated to notes payable and, accordingly, have been classified as long-term.

                              INTEREST               ACCRUED
                                RATE     PRINCIPAL   INTEREST    TOTAL
                              --------   ---------   --------    -----
     Henry A. Bachman             7%     $ 198,000   $ 48,749   $246,749
     Donald Sears                 7%        98,000     19,384    117,384
     Raymond Sears                7%       146,000     39,383    185,383
     Raymond Sears               10%        23,000      1,071     24,071
                                         ---------   --------   --------
        Total                            $ 465,000   $108,587   $573,587
                                         =========   ========   ========

     Interest expense associated with the above loans payable amounted to $37,021 for the year ended December 31, 1995.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The following information pertains to related companies with stockholders having a common interest in Privatization Plus, Inc.:

          Accounts Payable - Trade               12/31/95
          ------------------------               --------

          Ray Sears & Sons, Inc.                 $ 12,517
                                                 ========

NOTE 5 - SUBSEQUENT EVENT

     As of the date of this report, the stockholders of Privatization Plus, Inc. have entered into a tentative agreement to sell 100% of their shares. If the sale occurs, the prospective buyers will be required to repay all existing stockholder loans with accrued interest.

                             PRIVATIZATION PLUS, INC.
                       NOTES TO FINANCIAL STATEMENTS (CONT.)
                                DECEMBER 31, 1995

NOTE 6 - OPERATING LEASE

         The corporation entered into a lease agreement with Anne Arundel County and the State of Maryland to occupy the premises known as Glen Burnie Golf Center, 1501 Dorsey Road (Formerly Friendship Park),
         Glen Burnie, Maryland. The lease agreement dated January 1, 1993 called for a minimum monthly rent of 5% of gross revenue until the miniature golf course was open to the public. After that date the monthly rent became the greater of 5% of gross revenues or $50,000 annually. Effective 1/1/96 the lease agreement was amended and the monthly rent was changed to $2,510.83 per month retroactive to 1/1/95.




                   -   LTD. #2 FOR THE YEAR ENDED DECEMBER 31, 1995. -